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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Psychemedics Corporation's previously filed Registration Statements File Nos. 33-41787, 33-50712, 33-45332, 33-66942, 33-58970 and 333-12403.

                                          /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 1998